                                                                   EXHIBIT 24

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below does hereby constitute and appoint ELBERT L. THOMAS, JR., JAMES
F. KEEN, CLYDE A. BILLINGS, JR., and TERESA A. FEHRMAN, jointly and each of them severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute and sign the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, by First Tennessee National Corporation ("Corporation") relating to the issuance of 85,000 shares of the Corporation's Common Stock, par value $1.25 per share, pursuant to the First Tennessee National Corporation Bank Director and Advisory Board Member Deferral Plan ("Plan") and, further, to execute and sign any and all pre-effective and post-effective amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Signature                                          Title                                     Date
         ---------                                          -----                                     ----
Ralph Horn                                         Chairman of the Board, President           October 31, 1996
---------------------------------------            and Chief Executive Officer and a
Ralph Horn                                         Director (principal executive officer)


Elbert L. Thomas, Jr.                              Executive Vice President and               October 31, 1996
---------------------------------------            Chief Financial Officer
Elbert L. Thomas, Jr.                              (principal financial officer)


James F. Keen                                      Senior Vice President and                  October 31, 1996
---------------------------------------            Controller (principal
James F. Keen                                      accounting officer)


Robert C. Blattberg                                Director                                   October 31, 1996
---------------------------------------
Robert C. Blattberg


Carlos H. Cantu                                    Director                                   October 31, 1996
---------------------------------------
Carlos H. Cantu






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


George E. Cates                                    Director                                   October 31, 1996
---------------------------------------
George E. Cates


James A. Haslam, III                               Director                                   October 31, 1996
---------------------------------------
James A. Haslam, III


R. Brad Martin                                     Director                                   October 31, 1996
--------------------------------------
R. Brad Martin


Joseph Orgill, III                                 Director                                   October 31, 1996
--------------------------------------
Joseph Orgill, III


Vicki G. Roman                                     Director                                   October 31, 1996
--------------------------------------
Vicki G. Roman


Michael D. Rose                                    Director                                   October 31, 1996
--------------------------------------
Michael D. Rose


William B. Sansom                                  Director                                   October 31, 1996
--------------------------------------
William B. Sansom


Gordon P. Street, Jr.                              Director                                   October 31, 1996
--------------------------------------
Gordon P. Street, Jr.





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